UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2019

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2019, Hines Global REIT Properties, LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold The Summit to KRE Summit Owner, LLC (the “Purchaser”). The Purchaser is not affiliated with Hines Global or its affiliates.

The contract sales price for The Summit was approximately $756.0 million, exclusive of transaction costs and closing prorations. The Operating Partnership is obligated, pursuant to a lease with the tenant at Summit III to continue the development of Summit III after the closing of the sale of The Summit to the Purchaser. Hines Interests Limited Partnership (“Hines”), the sponsor of Hines Global, is the development manager for the project. Pursuant to the sale and purchase agreement (the “Contract”), in addition to other closing prorations, the Purchaser received a credit against the contract sales price for budgeted amounts that have not yet been paid to complete the project. In addition, $7.0 million was withheld from the sales proceeds delivered to the Operating Partnership at closing and placed in an escrow account in order to pay for costs incurred in excess of the project budget and costs associated with delivery of the project after the target delivery date. The Operating Partnership may be entitled to receive all or a portion of the amount withheld to cover cost overruns and delay costs if there are amounts remaining in the escrow account on the date the project is substantially complete and subject to certain conditions set forth in the Contract.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2019 and the Year Ended December 31, 2018
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

December 27, 2019	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 20, 2019, Hines Global REIT Properties, LP (the “Operating Partnership”), a subsidiary of Hines Global REIT, Inc. (“Hines Global” or the “Company”), sold The Summit to KRE Summit Owner, LLC (the “Purchaser”). The contract sales price for The Summit was approximately $756.0 million, exclusive of transaction costs and closing prorations. The Purchaser is not affiliated with Hines Global or its affiliates.

The following unaudited pro forma condensed consolidated financial information gives effect to the disposition of The Summit, including the receipt of proceeds from the sale, as well as the effect of the dispositions of Fiege Mega Centre, the Harder Logistics Portfolio, Simon Hegele Logistics (collectively, the “German Logistics Properties”), and 818 Bourke Street, 100 Brookes Street, 825 Ann Street, 465 Victoria Avenue (collectively the “Australia Portfolio”), the Campus at Playa Vista, five logistics facilities located in Warsaw, Katowice, and Wroclaw, Poland (collectively, the “Poland Logistics Portfolio”) and 550 Terry Francois. In our opinion, all material adjustments necessary to reflect the effect of the above transaction have been made.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2019
(In thousands)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the disposition of The Summit had occurred as of September 30, 2019. This unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Statements of Operations appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2019. This unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been had we completed this transaction on September 30, 2019, nor does it purport to represent our future financial position.

	As of September 30, 2019 (a)	Adjustments for the disposition of The Summit		Pro Forma
ASSETS
Cash and cash equivalents	$78,387	$579,296	(b)	$657,683
Tenant and other receivables, net	11	—		11
Other assets	665	—		665
Assets held for sale	1,931,883	(399,987)	(c)	1,531,896
Total assets	$2,010,946	$179,309		$2,190,255
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$2,284	$—		$2,284
Due to affiliates	2,715	7,560		10,275
Liabilities associated with assets held for sale	994,521	(67,534)	(c)	926,987
Total liabilities	999,520	(59,974)		939,546

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of September 30, 2019	—	—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of September 30, 2019; 267,073 issued and outstanding as of September 30, 2019	264	—		264
Additional paid-in capital	2,388,673	—		2,388,673
Accumulated distributions in excess of earnings	(1,242,046)	239,283	(d)	(1,002,763)
Accumulated other comprehensive income (loss)	(136,014)	—		(136,014)
Total stockholders’ equity	1,010,877	239,283		1,250,160
Noncontrolling interests	549	—		549
Total equity	1,011,426	239,283		1,250,709
Total liabilities and equity	$2,010,946	$179,309		$2,190,255

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of The Summit, including the receipt of proceeds from the sale, as well as the effect of the disposition of 550 Terry Francois, had occurred as of January 1, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2019. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2018, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2019 (a)	Adjustments for the disposition of The Summit (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$136,708	$(17,918)	$(1,791)	$116,999
Other revenue	6,806	(4,146)	(131)	2,529
Total revenues	143,514	(22,064)	(1,922)	119,528
Expenses:
Property operating expenses	36,765	(3,425)	(222)	33,118
Real property taxes	19,440	(2,000)	(259)	17,181
Property management fees	3,575	(597)	(62)	2,916
Depreciation and amortization	30,553	(4,735)	(365)	25,453
Asset management and acquisition fees	20,015	(4,729)	(2,204)	13,082
General and administrative expenses	6,359	—	—	6,359
Impairment losses	85,251	—	—	85,251
Total expenses	201,958	(15,486)	(3,112)	183,360
Other income (expenses):
Gain (loss) on derivative instruments	(126)	—	—	(126)
Gain (loss) on sale of real estate investments	190,921	—	—	190,921
Foreign currency gains (losses)	(2,659)	—	—	(2,659)
Interest expense	(22,391)	—	—	(22,391)
Other income (expenses)	1,430	(41)	(25)	1,364
Income (loss) before benefit (provision) for income taxes	108,731	(6,619)	1,165	103,277
Benefit (provision) for income taxes	(1,020)	—	—	(1,020)
Benefit (provision) for income taxes related to sale of real estate	—	—	—	—
Net income (loss)	107,711	(6,619)	1,165	102,257
Net (income) loss attributable to noncontrolling interests	(44)	—	—	(44)
Net income (loss) attributable to common stockholders	$107,667	$(6,619)	$1,165	$102,213
Basic and diluted income (loss) per common share:	$0.41	$—	$—	$0.39
Weighted average number of common shares outstanding	264,613	—	—	264,613

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(In thousands, except per share amounts)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented assuming the disposition of The Summit, including the receipt of the proceeds from the sale, as well as the effect of the dispositions of 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties, had occurred as of January 1, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with our unaudited Pro Forma Condensed Consolidated Balance Sheet appearing herein and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2018. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been had we completed these transactions on January 1, 2018, nor does it purport to represent our future operations.

	Year Ended December 31, 2018 (a)	Adjustments for the disposition of The Summit (b)	Prior Dispositions Pro Forma Adjustments (c)	Pro Forma
Revenues:
Rental revenue	$292,066	$(23,288)	$(82,403)	$186,375
Other revenue	16,799	(5,547)	(6,356)	4,896
Total revenues	308,865	(28,835)	(88,759)	191,271
Expenses:
Property operating expenses	73,821	(4,508)	(19,041)	50,272
Real property taxes	38,387	(2,931)	(8,290)	27,166
Property management fees	6,928	(992)	(2,156)	3,780
Depreciation and amortization	106,432	(11,242)	(25,841)	69,349
Asset management and acquisition fees	34,332	(6,305)	(12,177)	15,850
General and administrative expenses	10,473	—	—	10,473
Impairment losses	19,180	—	—	19,180
Total expenses	289,553	(25,978)	(67,505)	196,070
Other income (expenses):
Gain (loss) on derivative instruments	2,158	—	—	2,158
Gain (loss) on sale of real estate investments	541,401	—	—	541,401
Foreign currency gains (losses)	(7,650)	—	3,436	(4,214)
Interest expense	(56,700)	4,601	17,269	(34,830)
Other income (expenses)	1,546	(75)	(502)	969
Income (loss) before benefit (provision) for income taxes	500,067	1,669	(1,051)	500,685
Benefit (provision) for income taxes	(12,220)	—	12,677	457
Provision for income taxes related to sale of real estate	(22,846)	—	22,846	—
Net income (loss)	465,001	1,669	34,472	501,142
Net (income) loss attributable to noncontrolling interests	(10,219)	—	—	(10,219)
Net income (loss) attributable to common stockholders	$454,782	$1,669	$34,472	$490,923
Basic and diluted income (loss) per common share:	$1.68	$—	$—	$1.81
Weighted average number of common shares outstanding	271,458	—	—	271,458

See notes to unaudited pro forma condensed consolidated financial statements.

HINES GLOBAL REIT, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

(a)	Reflects the Company's historical Condensed Consolidated Balance Sheet as of September 30, 2019.

(b)	Reflects the proceeds received from the sale of The Summit less any cash on hand at The Summit as of September 30, 2019.

(c)	Amounts represent the adjustments necessary to remove the assets and liabilities associated with The Summit, and to add liabilities incurred due to the sale of the property.

(d)	Reflects the adjustments related to the disposition of The Summit and the gain on sale.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Summit, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, and interest income associated with The Summit. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of 550 Terry Francois. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 550 Terry Francois, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, and interest income associated with 550 Terry Francois. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

(a)	Reflects the Company's historical Condensed Consolidated Statement of Operations for the year ended December 31, 2018.

(b)
Amounts represent the adjustments necessary to remove the historical revenues and expenses of The Summit, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, interest expense and interest income associated with The Summit. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.

(c)
Reflects the Company’s disposition of 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties. Amounts represent the adjustments necessary to remove the historical revenues and expenses of 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties, including property operating expenses, property taxes, management fees, depreciation and amortization, asset management and acquisition fees, foreign currency losses, interest expense, interest income and benefit (provision) for income taxes associated with 550 Terry Francois, the Poland Logistics Portfolio, the Australia Portfolio, the Campus at Playa Vista and the German Logistics Properties. Such adjustments exclude the effect of the gain on sale, as this represents a non-recurring transaction.